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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):             November 2, 2000
                                                              ----------------




                                 NEXTCARD, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

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         0-26019                                                       68-0384-606
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(Commission File Number)                                      (I.R.S. Employer Identification No.)

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         595 MARKET STREET, SUITE 1800, SAN FRANCISCO, CALIFORNIA 94105
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               (Address of Principal Executive Offices) (Zip Code)



                                 (415) 836-9700
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.  REGULATION FD DISCLOSURE

NextCard, Inc. (Nasdaq: NXCD) will hold its first annual Investor Day on Thursday November 2, 2000 from 8:30 a.m. to 12:30 p.m. (Eastern Standard Time). Management will highlight key developments of NextCard's credit card business, discuss several product initiatives, and review financial expectations. The Investor Day will provide participants an opportunity to develop a deeper understanding of NextCard's business.

All members of the investment community, including the press and the public, are invited to listen to a live webcast of the presentations and view the presentation materials. The live webcast and presentation materials may be accessed through the Investor Relations area of NextCard's website at www.nextcard.com.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NEXTCARD, INC.
                                 --------------
                                  (Registrant)

Date: November 1, 2000                      /s/ Robert Linderman
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                                            Robert Linderman
                                            General Counsel & Secretary